UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) -  May 25, 2022

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of common unitholders and Series A Convertible Preferred unitholders (collectively, the “Unitholders”) of Plains All American Pipeline, L.P. (“PAA” or the “Partnership”) was held on May 25, 2022. At the annual meeting, the Unitholders (other than Plains AAP, L.P.) considered and voted on how to instruct PAA to vote the Class C shares of Plains GP Holdings, L.P. (“PAGP”) that PAA owns at PAGP’s annual meeting with respect to the following matters, each of which is described in greater detail in PAA’s Proxy Statement dated April 14, 2022 (the “Proxy Statement”): (i) the election of four Class II directors to serve on the board of directors of PAA GP Holdings LLC until the 2025 annual meeting; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and PAA’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (iii) the approval, on a non-binding advisory basis, of our 2021 named executive officer compensation.

The voting results for each matter presented at the PAA annual meeting were as follows (Note, for Items 1 and 3 below, which are considered non-routine matters, broker non-votes are not considered votes cast and have no impact on the outcome. Out of the 532,273,469 common units and Series A Preferred units eligible to vote on Items 1, 2 and 3, approximately 81%, or 433,360,410 units, were represented in person or by proxy at the PAA annual meeting):

1.	Unitholders (other than Plains AAP, L.P.) voted to instruct PAA to vote the PAGP Class C shares that it owns at the PAGP annual meeting on the election of four Class II directors to serve on the board of directors of PAA GP Holdings LLC until the 2025 annual meeting as follows:

Nominees	For	Withheld	Percentage of Votes Cast FOR*	Broker Non-Votes
1. Victor Burk	320,054,093	2,556,771	99.2%	110,749,546
2. Kevin S. McCarthy	319,738,327	2,872,537	99.1%	110,749,546
3. Harry N. Pefanis	320,148,444	2,462,420	99.2%	110,749,546
4. Gary R. Petersen	299,691,755	22,919,109	92.9%	110,749,546

2.	Unitholders (other than Plains AAP, L.P.) voted to instruct PAA to vote the PAGP Class C shares that it owns at the PAGP annual meeting on the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and PAA’s independent registered public accounting firm for the fiscal year ending December 31, 2022 as follows:

For	Against	Abstained	Percentage of Votes Cast FOR*	Broker Non-Votes
406,228,351	26,507,149	624,910	93.7%	-0-

3.	Unitholders (other than Plains AAP, L.P.) voted to instruct PAA to vote the PAGP Class C shares that it owns at the PAGP annual meeting on the approval, on a non-binding advisory basis, of our 2021 named executive officer compensation as follows:

For	Against	Abstained	Percentage of Votes Cast FOR*	Broker Non-Votes
317,201,345	3,643,496	1,766,023	98.3%	110,749,546

*With respect to Items 1, 2 and 3, PAA Unitholders (other than Plains AAP, L.P.) voted on a “pass-through” basis by instructing PAA how to vote the PAGP Class C shares that it owns on Items 1, 2 and 3 at the PAGP annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President, General Counsel & Secretary

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